Exhibit 99.1

Signature of Reporting Persons:

This statement on Form 3 is filed by Atlas Venture Associates VI, L.P., Atlas Venture Fund VI, L.P., Atlas Venture Fund VI GmbH & Co. KG, Atlas Venture Entrepreneurs' Fund VI, L.P., Atlas Venture Associates V, L.P., Atlas Venture Fund V, L.P., Atlas Venture Parallel Fund V-A, C.V. and Atlas Venture Entrepreneurs' Fund V, L.P. The principal business address of each of the reporting persons is 890 Winter Street, Suite 320, Waltham, MA 02451. The reporting persons disclaim beneficial ownership of the securities listed herein except to the extent of their pecuniary interest therein.

Atlas Venture Fund VI, L.P.
By:  Atlas Venture Associates VI, L.P.
its general partner
By:  Atlas Venture Associates VI, Inc.
its general partner

By:  /s/ Jeanne Larkin Henry
Name:  Jeanne Larkin Henry
Title:  Vice President

Atlas Venture Fund VI GmbH & Co. KG
By:  Atlas Venture Associates VI, L.P.
its managing limited partner
By:  Atlas Venture Associates VI, Inc.
its general partner

By:  /s/ Jeanne Larkin Henry
Name:  Jeanne Larkin Henry
Title:  Vice President

Atlas Venture Entrepreneurs' Fund VI, L.P.
By:  Atlas Venture Associates VI, L.P.
its general partner
By:  Atlas Venture Associates VI, Inc.
its general partner

By:  /s/ Jeanne Larkin Henry
Name:  Jeanne Larkin Henry
Title:  Vice President

Atlas Venture Associates VI, L.P.
By:  Atlas Venture Associates VI, Inc.
its general partner

By:  /s/ Jeanne Larkin Henry
Name:  Jeanne Larkin Henry
Title:  Vice President

Atlas Venture Fund V, L.P.
By:  Atlas Venture Associates V, L.P.
its general partner
By:  Atlas Venture Associates V, Inc.
its general partner

By:  /s/ Jeanne Larkin Henry
Name:  Jeanne Larkin Henry
Title:  Vice President

Atlas Venture Parallel Fund V-A, C.V.
By:  Atlas Venture Associates V, L.P.
its general partner
By:  Atlas Venture Associates V, Inc.
its general partner

By:  /s/ Jeanne Larkin Henry
Name:  Jeanne Larkin Henry
Title:  Vice President

Atlas Venture Entrepreneurs' Fund VI, L.P.
By:  Atlas Venture Associates V, L.P.
its general partner
By:  Atlas Venture Associates V, Inc.
its general partner

By:  /s/ Jeanne Larkin Henry
Name:  Jeanne Larkin Henry
Title:  Vice President

Atlas Venture Associates V, L.P.
By:  Atlas Venture Associates V, Inc.
its general partner

By:  /s/ Jeanne Larkin Henry
Name:  Jeanne Larkin Henry
Title:  Vice President